FIRST AMENDMENT dated as of January 30,
                              1995 (this "Amendment") to the CREDIT
                              AGREEMENT dated as of June 22, 1994 (the
                              "Credit Agreement") among COLLINS & AIKMAN
                              PRODUCTS CO., a Delaware corporation (the
                              "Borrower"), WCA CANADA INC., a Canadian corporation (the "Canadian Borrower"), COLLINS & AIKMAN CORPORATION, a Delaware corporation ("Holdings"), the financial institutions party thereto (the "Lenders"), and CHEMICAL BANK, as administrative agent (the "Administrative Agent").


                         A. The Borrower, the Canadian Borrower, Holdings, the Lenders and the Administrative Agent desire to amend the Credit Agreement in certain respects as hereinafter set forth.

                         B. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

                         Accordingly, the Borrower, the Canadian Borrower,
               Holdings, the Lenders and the Administrative Agent hereby agree as follows:

                         SECTION 1. Amendment of Credit Agreement. The Credit Agreement is hereby amended, effective as of the Effective Date (as hereinafter defined), as follows:

                         (a) Paragraph (d) of Section 6.01 is amended to read in its entirety as follows:

                         "(d) Indebtedness of (i) the Borrower to any
                    subsidiary of the Borrower evidenced, if the amount of such Indebtedness exceeds $10,000,000, by an Intercompany Note pledged to the Collateral Agent under the Pledge Agreement, (ii) any Domestic Restricted Subsidiary to the Borrower evidenced, if the amount of such Indebtedness exceeds $10,000,000, by an Intercompany Note pledged to the Collateral Agent under the Pledge Agreement, (iii) any Domestic Restricted Subsidiary to any other Restricted Subsidiary evidenced, if the amount of such Indebtedness exceeds $10,000,000, by an Intercompany Note pledged to the Collateral Agent under the Pledge Agreement and
                    (iv) any Restricted Subsidiaries other than Domestic Restricted Subsidiaries to the Borrower or to any other Restricted Subsidiaries in an aggregate principal amount not at any time in excess of $10,000,000 and evidenced by one or more Intercompany Notes pledged to the Collateral Agent under the Pledge Agreement if the outstanding amount of such Indebtedness exceeds $5,000,000 in the aggregate; provided that no Indebtedness may be incurred under this paragraph (d) by any Domestic Restricted Subsidiary of the Borrower that is not a Guarantor."

                         (b) Paragraph (e) of Section 6.01 is amended by inserting the words "(or any other Restricted Subsidiary in the case of Purchase Money Indebtedness incurred not in excess of $10,000,000 in the aggregate at any time outstanding)" immediately following the words "incurred by the Borrower" occurring in such paragraph.

                         (c) Paragraph (q) of Section 6.01 is amended by inserting the words "or any other Restricted Subsidiary" immediately following the words "Indebtedness of the Borrower" occurring in such paragraph.

                         SECTION 2. Effectiveness. This Amendment will become effective on the date (the "Effective Date") on which the following conditions have been satisfied: (a) the Administrative Agent shall have received counterparts of this Amendment which, when taken together, bear the signatures of the Borrower, the Canadian Borrower, Holdings, the Administrative Agent and the Required Lenders, (b) on and as of the Effective Date and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing, (c) the representations and warranties made by the Company in the Credit Agreement shall be true and correct in all material respects on and as of the Effective Date as if made on such date, except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, (d) the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower, dated the Effective Date, certifying the matters referred to in clauses (b) and (c) above, and (e) 65% of the outstanding and capital stock of Collins & Aikman Products GmbH shall have been pledged to Collateral Agent as collateral security for the Obligations and all steps necessary to perfect the lien of such pledge shall have been taken.

                         SECTION 3. Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                         SECTION 4. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

                         SECTION 5.  Agreement.  Except as expressly
               amended hereby, the Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof.

                         SECTION 6. Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Administrative Agent.

                         SECTION 7.  Headings.  The headings of this
               Amendment are for the purposes of reference only and shall not limit or otherwise affect the meaning hereof.


                         IN WITNESS WHEREOF, the Borrower, the Canadian
               Borrower, Holdings, the Lenders signatory hereto and the Administrative Agent have caused this Amendment to be duly executed by their duly authorized officers, all as of the dates first above written.


                                   COLLINS & AIKMAN PRODUCTS CO.,

                                     by
                                              Anthony Hardwick
                                        Name: Anthony Hardwick
                                        Title:Vice President and Controller

                                   COLLINS & AIKMAN CORPORATION,

                                     by
                                              Anthony Hardwick
                                        Name: Anthony Hardwick
                                        Title:Vice President and Controller

                                   WCA CANADA INC.,

                                     by
                                        Ronald T. Lindsay
                                        Name:Ronald T. Lindsay
                                        Title:Vice President


                                   CHEMICAL BANK, as a Lender and as
                                   Administrative Agent,

                                     by
                                        Suzanne Kjorlien
                                        Name: Suzanne Kjorlien
                                        Title:Vice President

                                   BANK OF AMERICA ILLINOIS,

                                     by

                                        Name:
                                        Title:


                                   NATIONSBANK, N.A.,

                                     by
                                        J. Timothy Martin
                                        Name: J. Timothy Martin
                                        Title: Senior Vice President


                                   BANK OF AMERICA NATIONAL TRUST
                                   & SAVINGS ASSOCIATION,

                                     by

                                        Name:
                                        Title:


                                   CREDIT LYONNAIS CAYMAN ISLAND
                                   BRANCH,

                                     by
                                        Frederick S. Haddad
                                        Name: Frederick S. Haddad
                                        Title: Authorized Signature

                                   THE INDUSTRIAL BANK OF JAPAN,
                                   LTD.,

                                     by
                                        Junri Oda
                                        Name: Junri Oda
                                        Title: Senior Vice President
                                                 and Senior Manager


                                   THE LONG-TERM CREDIT BANK OF
                                   JAPAN, LTD.,

                                     by
                                        Mitsuo Matsunaga
                                        Name: Mitsuo Matsunaga
                                        Title: Vice President

                                   THE TORONTO-DOMINION BANK,

                                     by
                                        Neva Nesbitt
                                        Name: Neva Nesbitt
                                        Title: Manager Credit
                                                 Administration


                                   THE FIRST NATIONAL BANK OF
                                   BOSTON,

                                     by
                                        William C. Purington
                                        Name: William C. Purington
                                        Title: Vice President


                                   BANK OF SCOTLAND,

                                     by
                                        Catherine M. Oniffrey
                                        Name: Catherine M. Oniffrey
                                        Title: Vice President

                                   THE BANK OF TOKYO TRUST
                                   COMPANY,

                                     by

                                        Name:
                                        Title:


                                   BANQUE PARIBAS,

                                     by

                                        Name:
                                        Title:


                                   BRANCH BANKING AND TRUST
                                   COMPANY,

                                     by
                                        Thatcher L. Townsend
                                        Name: Thatcher L. Townsend
                                        Title: Vice President


                                   CANADIAN IMPERIAL BANK OF
                                   COMMERCE,

                                     by
                                        Charles J. Klenk
                                        Name: Charles J. Klenk
                                        Title: Agent


                                   COMPAGNIE FINANCIERE DE CIC ET
                                   DE L'UNION EUROPEENNE,

                                     by
                                        Sean Mounier Marcus Edward
                                        Name: Sean Mounier Marcus Edward
                                        Title: Vice President

                                   THE NIPPON CREDIT BANK, LTD.,

                                     by
                                        Clifford Abramsky
                                        Name: Clifford Abramsky
                                        Title: Vice President and
                                                 Manager


                                   SOCIETE GENERALE,

                                     by
                                        Ralph Saheb
                                        Name: Ralph Saheb
                                        Title: Vice President

                                   SOCIETY NATIONAL BANK,

                                     by
                                        Lawrence A. Mack
                                        Name: Lawrence A. Mack
                                        Title: Vice President

                                   THE TRAVELERS INSURANCE COMPANY,

                                     by
                                        Craig H. Farnsworth
                                        Name: Craig H. Farnsworth
                                        Title: Investment Officer


                                   THE TRAVELERS INDEMNITY COMPANY,

                                     by
                                        Craig H. Farnsworth
                                        Name: Craig H. Farnsworth
                                        Title: Investment Officer

                                   WACHOVIA BANK OF NORTH
                                   CAROLINA, N.A.,

                                     by
                                        Joanne M. Starnes
                                        Name: Joanne M. Starnes
                                        Title: Senior Vice President

                                   WELLS FARGO BANK,

                                     by

                                        Name:
                                        Title:


                                   VAN KAMPEN MERRITT PRIME RATE
                                   INCOME TRUST,

                                     by
                                        Jeffrey W. Maillet
                                        Name: Jeffrey W. Maillet
                                        Title: Vice President and
                                                 Portfolio Manager


                                   ARAB BANKING CORPORATION,

                                     by
                                        Louise Bilbro
                                        Name: Louise Bilbro
                                        Title: Vice President


                                   BANK OF IRELAND,

                                     by
                                         Roger M. Burns
                                        Name: Roger M. Burns
                                        Title: Vice President


                                   THE BANK OF NEW YORK,

                                     by
                                        Gregory L. Batson
                                        Name: Gregory L. Batson
                                        Title: Assistant Vice President

                                   CREDITANSTALT CORPORATE
                                   FINANCE, INC.,

                                     by
                                        Robert M. Biringer
                                        Name: Robert M. Biringer
                                        Title: Senior Vice President

                                     by
                                        Daniel D. Lensgraf
                                        Name: Daniel D. Lensgraf
                                        Title: Senior Associate


                                   CRESTAR BANK,

                                     by
                                        T. Patrick Collins
                                        Name: T. Patrick Collins
                                        Title: Vice President

                                   FIRST UNION NATIONAL BANK OF
                                   NORTH CAROLINA,

                                     by
                                        Bert M. Corum
                                        Name: Bert M. Corum
                                        Title: Vice President


                                   FUJI BANK,

                                     by

                                     Name:
                                     Title:


                                   GIROCREDIT BANK,

                                     by
                                        John P. Redding/Dhuan G. Stephens
                                     Name: John P. Redding/Dhuan G. Stephens
                                     Title: Vice President/Vice President

                                   MIDLAND BANK,

                                     by
                                        Gina Sidorsky
                                        Name: Gina Sidorsky
                                        Title: Director


                                   THE MITSUBISHI TRUST AND
                                   BANKING CORPORATION,

                                     by
                                        Patricia Loret de Mola
                                        Name: Patricia Loret de Mola
                                        Title: Senior Vice President


                                   NATIONAL CITY BANK,

                                     by

                                        Name:
                                        Title:


                                   NBD BANK, N.A.,

                                     by
                                        James D. Heinz
                                        Name: James D. Heinz
                                        Title: Vice President


                                   THE SUMITOMO TRUST & BANKING
                                   CO., LTD., NEW YORK BRANCH

                                     by
                                        Hidehiko Asai
                                        Name: Hidehiko Asai
                                        Title: Deputy General Manager

                                   UNITED STATES NATIONAL BANK OF
                                   OREGON,

                                     by
                                        Jeffrey W. Jones
                                        Name: Jeffrey W. Jones
                                        Title: Senior Vice President


                                   THE YASUDA TRUST & BANKING
                                   CO., LTD.,

                                     by
                                        Neil T. Chau
                                        Name: Neil T. Chau
                                        Title: First Vice President


                                   CRESCENT/MACH 1 PARTNERS, L.P.,

                                   By its General Partner

                                   CRESCENT MACH 1 G.P. CORPORATION,

                                   By its attorney-in-fact

                                   CRESCENT CAPITAL CORPORATION,

                                     by

                                        Name:
                                        Title:


                                   ALEXANDER HAMILTON LIFE INSURANCE CO.,

                                     by

                                        Name:
                                        Title:

                                   KEYPORT LIFE INSURANCE CO.,

                                     by

                                        Name:
                                        Title:


                                   SAKURA BANK,

                                     by
                                        Hiroyasu Imamishi
                                        Name: Hiroyasu Imamishi
                                        Title:

                                   RESTRICTED OBLIGATIONS BACKED
                                   BY SENIOR ASSETS,

                                     by

                                        Name:
                                        Title: